DAKTRONICS

DiGIORNO

CHARLOTTE
BOBCATS
ARENA

DAKTRONICS

Investor Presentation

Needham & Company Growth Stock Conference
January  8-11, 2008

Cautionary Notice

In addition to statements of fact, this presentation contains forward-looking statements reflecting the company’s expectations or beliefs concerning future events which could materially affect company performance in the future. The company cautions that these and similar statements involve risk and uncertainties including changes in economic and market conditions, seasonality of business, timing and magnitude of future contracts, management of growth, and other risks noted in the company’s SEC filings which may cause actual results to differ materially. Forward-looking statements are made in the context of information available as of the date stated. The company undertakes no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

Strong Industry Leadership Position
executing against our mission to be the world leader
at informing people through dynamic audio-visual
communications systems

Current Position in the Marketplace:

#1 supplier of LED video displays*

#1 supplier of LED text and graphics displays*

#1 supplier of LED based scoring systems**

          (*according to research firm iSuppli.   ** company estimates)

Five Year Financial History

(Dollars in thousands
except per share data)

FY2003

FY2004

FY2005

FY2006

FY2007

5-Yr
CAGR

Sales

$177,764

$209,907

$230,346

$309,370

$433,201

23.8%

Operating Income

$  19,825

$  27,530

$  19,436

$  31,815

$  36,915

32.3%

Earnings Per Share

$      0.32

$      0.44

$      0.39

$      0.52

$      0.59

35.1%

Dividend Per Share

-

-

-

        0.05

        0.06

Overall Competitive Advantage

Complete integrated solution

Unparalleled sales and service coverage

Engineering capabilities

Extensive software solutions

Depth of extended services

Product quality and performance

Industry experience

Capacity to deliver

Industry Fundamentals

Rapidly growing adoption of LED display technology:

Continually improving price performance

Full color at affordable price levels

Effective media platform

Customer competitive factors

Trickle down of technology and systems

Highly competitive marketplace across all markets.

Business Units (Segments)

Implemented in FY08 to drive financial and operational

performance

Domestic (includes Canada)

Commercial

Live Events

Schools and theaters

Transportation

International

EXPECT EVERYTHING
Budweiser
SELECT
EXPECT EVERYTHING
News Corporation

ALL STATE
REAL ESTATE
The Market Is
Hot !!!

CHRYSLER
Jeep
DODGE
FIVE STAR
Opening In
5 Days!
HAROLD ZEIGLER

Pay for a day,
come back
all spring
and summer.
FUN CARD
Busch
GARDENS

DAKTRONICS

Commercial Business Unit

Amoco
Fuels
silver
1949
diesel
2059
E-85
1809
bp

DAKTRONICS

Commercial Overview

Three main areas

Digital billboard

National accounts

Resellers

Main products

ValoTM digital displays

Galaxy®

GalaxyProTM

ProStar® video

33% of FY07 net sales

Order growth in FY08 expected to be in excess of 20%

CVS
pharmacy
LEVER
Lever 2000 Bar Soap
2 pk. 4.5 oz. bars
1.69
DRIVE-THRU
PHARMACY
1Hour Photo
Food Shoppe

DAKTRONICS

Commercial Overview

Growth Drivers

Greater acceptance & increasing use

Billboard applications

Competitors

Resellers – Optec, Watchfire, EDS

National Accounts – Optec, Hi-Tech

Digital Billboards – Yesco, Optotec

CVS
pharmacy
LEVER
Lever 2000 Bar Soap
2 pk. 4.5 oz. bars
1.69
Sears
Essentials
Sears
11/23/2004

Amoco
Fuels
silver
1949
diesel
2059
E-85
1809

DAKTRONICS

Commercial - National Accounts

Concentrated in a few accounts

Galaxy® product line

Opportunities exists as
acceptance increases

Expect greater than 20% order
growth FY08

ESCAPED DRUG KINGPIN
DAVID GREEN
1-800-CRIME-TV
amw.com

Make A Friend
ClevelandAPL.org

DAKTRONICS

Commercial – Digital Billboard

Built on a solid ROI model

Key barriers include
product development and
service

Expect greater than 25%
order growth in FY08

DARRELL K ROYAL - TEXAS MEMORIAL STADIUM
JOE JAMAIL FIELD
University Federal Credit Union
MONCRIEF-NEUHAUS
TACO BELL
at&t
TEXAS
freescale
2:07
N. TEXAS
DODGE
Academy

CENTER

SOUTH DAKOTA STATE
Jackrabbits
GO JACKS
DOWN
TO GO
ARAMARK
DAKTRONICS
Coca-Cola

DAKTRONICS

Live Events
Business Unit

Live Events Overview

Formerly referred to as large sports venues

Professional sports facilities

College and university facilities

Mobile and modular:

Rental and staging

Touring companies

Parimutual

39% of net sales in FY07

Expected order growth for FY08 to be flat

Large order awards likely to be pushed out to FY09 and
actual amounts could cause this to vary significantly.

Generally, not impacted by economic cycles

FedEx

CHICAGO BLACKHAWKS
NEW YORK ISLANDERS
CANUCKS

DAKTRONICS

Live Events Growth Drivers

Fan experience

High definition (HD)

Competition between
venues

Improving
price/performance of
LED technology

Increasing use

Revenue generation

New construction

Live Events Competition

Competition – Large Sports Venues

Mitsubishi, ANC, Philips, Barco, Panasonic, and others

Competition generally must partner with others to
compete with Daktronics breadth of product

Competition – Mobile and Modular

Barco, Lighthouse, Toshiba, Hibino

Competitive advantages

Unparalleled range of product

Complete integrated system

Project management

Engineering talent

Services and support

Large Sports Venues – New
Construction

Generally, not dependent on new construction projects

Notable difference for FY08-FY10

Significant increase in facility spending for display systems

Recent wins:

New York Yankees – $19 million

Indianapolis Colts – $11 million

Kansas City Royals – $10 million

Pending transactions:

University of Minnesota – $9 million

New York Mets – $11 million

Pending bids for large projects for rest of fiscal year

New York Giants/Jets , Kansas City Chiefs, Minnesota
Twins

Uncertain timing for booking

INSIDE
ROW 6
5 - WILL
POWER (R)
AUSSIE VINEYARDS
TEAM AUSTRALIA

DAKTRONICS

Mobile & Modular

Significant product investment over past three years

Designed for ease of use, set-up and tear down

BYRNES HIGH SCHOOL
FOUNDERS FEDERAL CREDIT UNION
32:40
REBELS
0
3 T.O.L.
FOXES
0
T.O.L. 3
POWERADE
Coca-Cola
1 DOWN 10 TO GO
BALL ON 40 QTR. 1
Orthopaedic Associates P.A.
Alex Davis
STATE CHAMPIONS

OZARK HIGH SCHOOL
Ozark PTA Presents
"Meet the Candidates"
Tuesday, March 7
OHS Auditorium
7:00

MUSTANGS
ON YOUR FEET
MUSTANGS

DAKTRONICS

Schools & Theatres
Business Unit

Schools & Theatres Overview

Formerly referred to as small sports venues

Elementary and high schools, junior colleges

Park and recreation departments

Theatres

Main Products

Sports Scoring Systems

Galaxy® displays

Vortek® hoist systems

12% of net sales in FY07

Expected order growth in excess of 35% in FY08

Schools & Theatres Overview

Growth drivers

Larger and more capable display systems

New construction and renovations

Competition between venues

Parent and student communications

Competitors

Sports systems

Trans-Lux, Nevco, All American, Electro-Mech,
Colorado Timing Systems, Spectrum

Campus Communications

Optec, Hi-Tech, AMS, Watchfire & others

Automated Rigging Systems

JR Clancy and Stage Technologies

SPIRIT
AWARDS
2007
Live
Saturday, February 24th
5e/2p
iFC
tv uncut.
www.ifc.com

DAKTRONICS

International Business Unit

Helping people affected by cancer
themulberrycentre.co.uk
themulberrycentre

DAKTRONICS

International Overview

Established presence in

Europe in 2003

Asia in 2005

Middle East in 2006

10% of net sales in FY07

Order growth expected of >40%

        Recent orders from JC Decaux

Making significant investments

Renseignements importants
Bienvenue au Canada
Arrivée de
Carrousel

CLICK IT
OR TICKET
PLEASE BUCKLE UP

LEVEL
SPACES AVAILABLE
2 CLSd
3 135
4 27
5 92
6 59
7 FULL
8 160

DAKTRONICS

Transportation Business Unit

Transportation Overview

Three main areas:

Intelligent transportation systems (ITS)

Aviation, including airports and airlines

Portable traffic display suppliers

6% of FY07 net sales

Order growth in FY08 expected to be flat

Transportation Overview

Growth Drivers

Government spending

Capacity constraints on
highways, public transit,
airports and parking systems

Limited ability to build or
expand new roads

Increased air travel

Work-zone safety

Competitors

ITS – Skyline, Ledstar

Aviation – TransLux, AMS

Portables – Addco, Vermac

FINANCIAL SUMMARY

FY 2008 Year-to-Date Results*

*($ in thousands, except per share data)

2008

2007

Change

Net Sales

252,359

$

215,683

$

17.0%

Gross Profit

76,079

$

61,746

$

23.2%

    Gross margin

30.1%

28.6%

Operating Income

23,615

$

20,977

$

12.6%

    Operating margin

9.4%

9.7%

Net Income

15,121

$

13,879

$

8.9%

   % of revenue

6.0%

6.4%

Earnings per share (diluted)

0.37

$

0.34

$

8.8%

Capacity Expansion

FY2007 investment of $59 million

Brookings facilities – general purpose of 80,000 sq. ft.

Sioux Falls facility – 120,000 sq. ft. with a focus on digital billboards

Redwood Falls facility – 100,000 sq. ft. with a focus on Galaxy®
and gas price digit displays

Information systems infrastructure

Land for long-term growth

FY2008 expected investment of $50 million

Completion of Brookings facility addition

Additional capacity in Redwood Falls

Remaining $35 million for non-facilities initiatives

FY2009 expectation

Demonstrated leverage compared to sales over the long-term

Growth Strategies – Cash
Investments

Ongoing Product Development – 4% of net sales

New product for existing markets

Enhance existing products while reducing costs

Emphasis on process improvement – Lean manufacturing

Continue to expand distribution

Add local sales and service offices domestic and international

Continue to develop service network

Capacity:  facilities, equipment and systems (IT)

Maintaining Profitable Growth

Aggressively implement lean business processes to reduce
costs and improve quality

Address SG&A on a quarterly basis, to create leverage over
the long-term

Improve inventory and receivables turns

Focus on operating margin

Previously Announced Outlook
for Q3 FY2008

Order bookings for the third quarter may exceed $150
    million (subject to booking of large orders)

Previously announced Q3 estimates

Net sales $107-116 million

EPS $.10 - $.15 (fully-diluted)

QUESTIONS